UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

0-50440	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 14, 2013, Supernus Pharmaceuticals, Inc. (the “Supernus”) announced the appointment of Mr. Victor Vaughn to the position of Senior Vice President of Sales.  Prior to joining Supernus, since 2005, Mr. Vaughn, 55, owned and operated Mt. Zion Consulting, a consulting firm that worked with small to medium sized pharmaceutical companies, assisting them with their commercial operations.  From 1992 to 2005, Mr. Vaughn led the sales organization at Shire Pharmaceuticals, where he last served as Senior Vice President of Sales.  Prior to that he held various positions in sales and sales management at Fujisawa and SmithKline Beecham (Glaxo).  Mr. Vaughn holds a Bachelors Degree in Business Administration from East Tennessee State University.

Mr. Vaughn’s annual base salary will be $275,000.  In addition, he is eligible to receive an annual target bonus of 30% of his annual base salary, prorated for 2013 based on his starting date.  He will also be entitled to receive other customary fringe benefits generally available to our executive employees.  Mr. Vaughn will also receive a grant of options to purchase 85,000 shares of common stock which will vest equally over four years.  Mr. Vaughn will also be entitled to receive reimbursement of reasonable travel and residence rental expenses in the Rockville, MD area, up to a maximum of $20,000 annually for the first two years of service and up to a maximum of $15,000 annually for the next three years of service, not to exceed $85,000 over the course of his employment.

Item 8.01                                           Other Events

On January 14, 2013, Supernus issued a press release providing details regarding the appointment of Victor Vaughn as Senior Vice-President of Sales. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1 — Press Release dated January 14, 2013 of the Company providing details on the appointment of Victor Vaughn as Senior Vice-President of Sales.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: January 16, 2013	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated January 14, 2013	Attached